Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with this filing of Remote Dynamics Inc. (the “Company”) on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil Read, Chief Financial Officer of the Company, do each herby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Neil Read

Neil Read
Chief Executive Officer
April 10, 2006